UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 17, 2014

Carnival Corporation (Exact name of registrant as specified in its charter)	Carnival plc (Exact name of registrant as specified in its charter)

Republic of Panama (State or other jurisdiction of incorporation)	England and Wales (State or other jurisdiction of incorporation)

1-9610 (Commission File Number)	1-15136 (Commission File Number)

59-1562976 (I.R.S. Employer Identification No.)	98-0357772 (I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America (Address of principal executive offices) (Zip code)	Carnival House 5 Gainsford Street London SE1 2NE United Kingdom (Address of principal executive offices) (Zip code)

(305) 599-2600 (Registrant’s telephone number, including area code)	011 44 20 7940 5381 (Registrant’s telephone number, including area code)

None (Former name or former address, if changed since last report.)	None (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 17, 2014 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 694,094,418 shares entitled to vote were received in connection with the Annual Meetings.

The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

	Proposal	For	Against	Abstain	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	656,120,450	18,307,095	1,727,753	17,939,119
2	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	672,240,812	2,264,386	1,650,101	17,939,119
3.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	661,356,937	13,150,707	1,647,654	17,939,119
4.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	638,835,132	30,290,480	7,029,686	17,939,119
5.	To re-elect Debra Kelly-Ennis as a director of Carnival Corporation and Carnival plc	670,767,589	3,733,480	1,654,230	17,939,119
6.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	641,454,476	30,022,728	4,678,093	17,939,119
7.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	634,869,446	39,233,912	2,051,939	17,939,119
8.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	656,294,760	18,211,080	1,649,459	17,939,119
9.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	642,516,585	31,981,311	1,657,402	17,939,119

Other Matters.

10.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation	683,265,737	5,561,586	5,267,094	0
11.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors of Carnival plc	690,834,016	2,085,738	1,174,663	0
12.	To receive the UK accounts and reports of the directors and auditors of Carnival plc for the year ended November 30, 2013	688,733,200	2,890,514	2,470,703	0
13.	To approve the fiscal 2013 compensation of the named executive officers of Carnival Corporation & plc	393,188,762	280,584,823	2,381,713	17,939,119
14.	To approve the Carnival plc Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy) for the year ended November 30, 2013	405,369,699	286,487,491	2,237,227	0
15.	To approve the Carnival plc Directors’ Remuneration Policy for the year ended November 30, 2013	428,274,528	263,568,780	2,251,109	0
16.	To approve the giving of authority for the allotment new shares by Carnival plc	558,392,497	133,897,507	1,804,413	0
17.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc	679,168,870	12,239,018	2,686,530	0
18.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	687,318,287	2,881,601	3,894,529	0
19.	To approve the Carnival plc 2014 Employee Share Plan	659,992,601	14,202,732	1,959,966	17,939,119

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

BY:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	General Counsel & Secretary	Title:	General Counsel & Company Secretary
Date:	April 22, 2014	Date:	April 22, 2014